UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2015

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (980) 474-3700

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At 11:59 p.m., New York City time, on September 26, 2015, SPX Corporation (the “Company”) completed the previously announced tax-free spin-off (also referred to herein as the “Spin-Off”) of its Flow business, comprising its Flow Technology reportable segment, its Hydraulic Technology business and certain of its subsidiaries, into a new standalone, publicly traded company, SPX FLOW, Inc. (“SPX FLOW”), and distributed, on a pro rata basis, all of the shares of SPX FLOW common stock to the Company’s stockholders of record as of 5:00 p.m., New York City time, on September 16, 2015 (the “Record Date”). To effect the Spin-Off, the Company distributed to its stockholders one share of SPX FLOW common stock, par value $0.01 per share, for every one share of SPX Corporation common stock (the “Distribution”) outstanding as of the Record Date.

In connection with the Distribution, the Company entered into definitive agreements with SPX FLOW that, among other things, set forth the terms and conditions of the Distribution and provide a framework for SPX FLOW’s relationship with the Company after the Distribution, including the following agreements:

• Separation and Distribution Agreement;

• Transition Services Agreement;

• Tax Matters Agreement;

• Employee Matters Agreement; and

• Trademark License Agreement.

A summary of the material terms of these agreements can be found in the Information Statement of SPX FLOW, dated September 8, 2015 (the “Information Statement”), filed as Exhibit 99.1 to SPX FLOW’s Amendment No. 3 to the Registration Statement on Form 10 dated September 8, 2015 filed with the Securities and Exchange Commission on September 8, 2015 (File No. 001-37393), under “Certain Relationships and Related Party Transactions—Agreements with SPX Related to the Spin-Off,” which summary is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement and Trademark License Agreement, filed as Exhibits 2.1 and 10.1, 10.2, 10.3 and 10.4, respectively, hereto, each of which is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Termination of Credit Agreement

As previously disclosed, on September 1, 2015, (i) the Company and certain of its subsidiaries (together with the Company, “we” or “us”) entered into a credit agreement (the “Credit Agreement”) with a syndicate of lenders that provided for committed senior secured financing in the aggregate amount of $1.2 billion; and (ii) SPX FLOW, previously a wholly-owned subsidiary of the Company, and certain of its subsidiaries entered into a credit agreement (the “SPX FLOW Credit Agreement”) with a syndicate of lenders that provided for committed senior secured financing in the aggregate amount of $1.35 billion. As a result of the Spin-Off, the Company has no obligations under the SPX FLOW Credit Agreement.

On September 24, 2015, the lenders provided the initial funding under the Credit Agreement and the SPX FLOW Credit Agreement. The proceeds of the initial borrowings were used in part to repay indebtedness outstanding under our amended and restated credit agreement, dated as of December 23, 2013, among the Company, the foreign subsidiary borrowers party thereto, Bank of America, N.A. as administrative agent, Deutsche Bank AG Deutschlandgeschäft Branch as Foreign Trade Facility Agent, and the other agents and lenders party thereto (the “December 2013 Credit Agreement”). The December 2013 Credit Agreement terminated on September 24, 2015 upon the repayment of such indebtedness.

The December 2013 Credit Agreement provided for committed senior secured financing in the aggregate amount of $2.075 billion with a final maturity of December 23, 2018. The foregoing description of the December 2013 Credit Agreement is qualified in its entirety by reference to the full text of the December 2013 Credit Agreement (filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 26, 2013, and incorporated herein by reference).

Termination of Obligations under the Indenture and the 2017 Notes

On September 22, 2015, in connection with the completion of the transfer of the Company’s Flow Technology reportable segment, along with its hydraulics technologies business to SPX FLOW (the “Flowco Asset Transfer”), as part of the Spin-Off, SPX FLOW entered into a supplemental indenture and issued substitute global notes in connection with SPX FLOW’s substitution for the Company as the obliger of $600.0 aggregate principal amount of 6.875% Senior Notes due 2017 (the “2017 Notes”). Under the terms of the Indenture, dated as of August 10, 2010 (as amended and supplemented, the “Indenture”) governing the 2017 Notes, the Company has been relieved of all obligations and covenants under the Indenture and the 2017 Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At 11:59 p.m., New York City time, on September 26, 2015, the Company completed the previously announced Spin-Off of its Flow business into a new standalone, publicly traded company, SPX FLOW, and distributed, on a pro rata basis, all of the shares of SPX FLOW common stock to the Company’s stockholders of record as of 5:00 p.m., New York City time, on September 16, 2015. Immediately following the completion of the Spin-Off, the Company’s stockholders owned 100% of the outstanding shares of common stock of SPX FLOW. Following the Spin-Off, SPX FLOW operates as an independent publicly-traded company.

Item 8.01 Other Events

The Company issued a press release on September 28, 2015 announcing that it completed the Spin-Off, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
2.1	Separation and Distribution Agreement, dated as of September 22, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.1	Transition Services Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.2	Tax Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.3	Employee Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.4	Trademark License Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
99.1	Press Release of SPX Corporation, dated September 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: September 28, 2015	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Separation and Distribution Agreement, dated as of September 22, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.1	Transition Services Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.2	Tax Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.3	Employee Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.4	Trademark License Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
99.1	Press Release of SPX Corporation, dated September 28, 2015